Dear Shareholder:

     The Key Money  Market  Mutual  Fund  Prospectus  is being  revised.  We are pleased to announce that the annual fund operating expenses for the Fund are being reduced because of additional waivers and reimbursements. This information is important and should be kept with a copy of your Prospectus.
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                                   KeyFunds(R)
                          Key Money Market Mutual Fund
                        Supplement Dated October 28, 1997
                      to the Prospectus Dated April 1, 1997
                           as previously supplemented

The Prospectus of the Key Money Market Mutual Fund (the "Fund") is supplemented as follows:

By deleting pages 1 and 2 of the Prospectus entitled "Fund Expenses," and inserting the following in its place:

--------------------------------------------------------------------------------
                               FUND EXPENSES
--------------------------------------------------------------------------------

         Expenses are one of several factors to consider when investing in the Fund. The following table summarizes shareholder transaction expenses and annual Fund operating expenses for the Fund.



                                                                      Key Money Market
                                                                         Mutual Fund

Shareholder Transaction Expenses: (1)

    Maximum sales load imposed on purchases                                None

    Maximum sales load imposed on reinvested dividends                     None

    Maximum deferred sales load                                            None

    Redemption Fees                                                        None

    Exchange Fees                                                          None

Annual Fund Operating Expenses After Waivers and Reimbursements:
          (as a percentage of average net assets)

    Management Fees (2)                                                    0.00%

    Other Expenses (3)                                                     0.27%
                                                                           -----
Total Fund Operating Expenses (2)(3)                                       0.27%
                                                                           =====


(1) Investors may be charged a fee if orders are placed through a broker o agent, including affiliated banks and non-bank affiliates of KeyCorp. See "Purchasing Shares."
(2) Without waivers, the "Management Fee" paid by the Fund would be 0.25% of the average daily net assets of the Fund. This voluntary waiver of the advisory fee may be discontinued at any time.
(3) "Other Expenses" include such expenses as administration fees, custodial and transfer agent fees, audit, legal and other business expenses. "Other Expenses" also include an estimate of the shareholder servicing fees that the Fund expects to pay. The Fund may pay shareholder servicing fees at an annual rate of up to 0.25% of its average daily net assets. See "Expenses, Distribution Plan and Shareholder Servicing Plan" for additional information. Without waivers and reimbursements, "Other Expenses" would be .60%, and "Total Fund Operating Expenses" would be 0.85%.

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                           FUND EXPENSES (Cont.)
--------------------------------------------------------------------------------

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly ("Shareholder Transaction Expenses") and indirectly ("Annual Fund Operating Expenses"). For a more complete description of the Fund's operating expenses, see "Expenses, Distribution Plan and Shareholder Servicing Plan." The Adviser and/or the Fund's administrator may, from time to time, waive fees due from the Fund or reimburse expenses paid by the Fund in order to enhance the Fund's performance. For further details, see the Fund's Annual Report, which is available upon request and without charge by writing to the Fund or by calling the Fund at 800-KEY-FUND(R).

The following example is designed to help you understand the various costs you will bear, directly and indirectly, as an investor in the Fund.

Example:
You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                       Key Money Market Mutual Fund
        1 Year                                    $3
        3 Years                                   $9
        5 Years                                   $15
        10 Years                                  $34

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE TABLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. YOU WOULD PAY THE SAME AMOUNT OF EXPENSES ON THE SAME INVESTMENT ASSUMING NO REDEMPTION AT THE END OF EACH TIME PERIOD.




Please insert this Supplement in the front of your Prospectus. If you would like more information, you can call the Fund at 800-KEY-FUND(R).


                                   KF-MMM-SUP3